Exhibit 99(h)(iii)

AMENDMENT 9

to the

ADMINISTRATIVE SERVICES AGREEMENT

among

The Investment Companies comprising the Lord Abbett Family of Funds

(each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1

and

Lord, Abbett & Co. LLC (“Lord Abbett”)

WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement;

WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include an additional fund;

NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.                                       The Agreement is hereby amended to add the following fund to Exhibit 1 of the Agreement:

Lord Abbett Securities Trust

-Lord Abbett Value Opportunities Fund

2.                                 The Agreement shall remain the same in all other respects.

3.                                 The Amendment is effective as of the 20th day of December, 2005.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/ Christina T. Simmons
Christina T. Simmons
Vice President & Assistant Secretary

LORD, ABBETT & CO. LLC

	By:	/s/ Robert S. Dow
Robert S. Dow
Managing Member

Attested:

/s/ Lawrence H. Kaplan
Lawrence H. Kaplan
Member, General Counsel

EXHIBIT 1  (AMENDED AS OF DECEMBER 20, 2005)

TO

ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Blend Trust

Lord Abbett Small-Cap Blend Fund

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.

Equity Series

Income Series

Lord Abbett Investment Trust

Balanced Series

Lord Abbett Core Fixed Income Fund

Lord Abbett High Yield Fund

Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund

Lord Abbett Total Return Fund

Lord Abbett U.S. Government & Government Sponsored Enterprises Fund

Lord Abbett Convertible Fund

Lord Abbett Income Strategy Fund

Lord Abbett World Growth & Income Strategy Fund

Lord Abbett Large-Cap Growth Fund

Lord Abbett Mid-Cap Value Fund, Inc.

Lord Abbett Research Fund, Inc.

Lord Abbett America’s Value Fund

Lord Abbett Growth Opportunities Fund

Lord Abbett Large-Cap Core Fund

Small-Cap Value Series

Lord Abbett Securities Trust

Alpha Series

Lord Abbett All Value Fund

Lord Abbett International Opportunities Fund

Lord Abbett Micro-Cap Growth Fund

Lord Abbett Micro-Cap Value Fund

Lord Abbett Large-Cap Value Fund

Lord Abbett International Core Equity Fund

Lord Abbett Value Opportunities Fund

Lord Abbett Series Fund, Inc.

All Value Portfolio

America’s Value Portfolio

Bond-Debenture Portfolio

Growth and Income Portfolio

Growth Opportunities Portfolio

International Portfolio

Mid-Cap Value Portfolio

Large-Cap Core Portfolio

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett California Tax-Free Income Fund

Lord Abbett Connecticut Tax-Free Income Fund

Lord Abbett Hawaii Tax-Free Income Fund

Lord Abbett Minnesota Tax-Free Income Fund

Lord Abbett Missouri Tax-Free Income Fund

Lord Abbett National Tax-Free Income Fund

Lord Abbett New Jersey Tax-Free Income Fund

Lord Abbett New York Tax-Free Income Fund

Lord Abbett Texas Tax-Free Income Fund

Lord Abbett Washington Tax-Free Income Fund

Lord Abbett Municipal Income Trust

Florida Series

Georgia Series

Michigan Series

Pennsylvania Series

Lord Abbett Insured Intermediate Tax-Free Fund

Lord Abbett High Yield Municipal Bond Fund

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

AMENDMENT 10

to the

ADMINISTRATIVE SERVICES AGREEMENT

among

The Investment Companies comprising the Lord Abbett Family of Funds

(each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1

and

Lord, Abbett & Co. LLC (“Lord Abbett”)

WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement;

WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include an additional fund;

NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.                                       The Agreement is hereby amended to add the following fund to Exhibit 1 of the Agreement:

Lord Abbett Investment Trust

-Lord Abbett Diversified Equity Strategy Fund

2.                                 The Agreement shall remain the same in all other respects.

3.                                 The Amendment is effective as of the 29th day of June, 2006.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/ Christina T. Simmons
Christina T. Simmons
Vice President & Assistant Secretary

LORD, ABBETT & CO. LLC

	By:	/s/ Robert S. Dow
Robert S. Dow
Managing Member

Attested:

/s/ Lawrence H. Kaplan
Lawrence H. Kaplan
Member, General Counsel

EXHIBIT 1  (AMENDED AS OF June 29, 2006)

TO

ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Blend Trust

Lord Abbett Small-Cap Blend Fund

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.

Equity Series

Income Series

Lord Abbett Investment Trust

Lord Abbett Balanced Strategy Fund

Lord Abbett Convertible Fund

Lord Abbett Core Fixed Income Fund

Lord Abbett Diversified Equity Strategy Fund

Lord Abbett High Yield Fund

Lord Abbett Income Strategy Fund

Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund

Lord Abbett Total Return Fund

Lord Abbett U.S. Government & Government Sponsored Enterprises Fund

Lord Abbett World Growth & Income Strategy Fund

Lord Abbett Large-Cap Growth Fund

Lord Abbett Mid-Cap Value Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett California Tax-Free Income Fund

Lord Abbett Connecticut Tax-Free Income Fund

Lord Abbett Hawaii Tax-Free Income Fund

Lord Abbett Minnesota Tax-Free Income Fund

Lord Abbett Missouri Tax-Free Income Fund

Lord Abbett National Tax-Free Income Fund

Lord Abbett New Jersey Tax-Free Income Fund

Lord Abbett New York Tax-Free Income Fund

Lord Abbett Texas Tax-Free Income Fund

Lord Abbett Washington Tax-Free Income Fund

Lord Abbett Municipal Income Trust

Florida Series

Georgia Series

Lord Abbett High Yield Municipal Bond Fund

Lord Abbett Insured Intermediate Tax-Free Fund

Michigan Series

Pennsylvania Series

Lord Abbett Research Fund, Inc.

Lord Abbett America’s Value Fund

Lord Abbett Growth Opportunities Fund

Lord Abbett Large-Cap Core Fund

Small-Cap Value Series

Lord Abbett Securities Trust

Lord Abbett All Value Fund

Lord Abbett Alpha Strategy Fund

Lord Abbett International Core Equity Fund

Lord Abbett International Opportunities Fund

Lord Abbett Large-Cap Value Fund

Lord Abbett Micro-Cap Growth Fund

Lord Abbett Micro-Cap Value Fund

Lord Abbett Value Opportunities Fund

Lord Abbett Series Fund, Inc.

All Value Portfolio

America’s Value Portfolio

Bond-Debenture Portfolio

Growth and Income Portfolio

Growth Opportunities Portfolio

International Portfolio

Large-Cap Core Portfolio

Mid-Cap Value Portfolio

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.